1 1 May 2015 Exhibit 99.1

Forward-Looking Statements
Safe Harbor–
All forward-looking statements made or referred to in this presentation are made under the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, expectations and projections about future business developments, opportunities, financial guidance, prospects, and outlook, are not guarantees of future performance or events but are based upon current assumptions and subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company’s most recent Form 10-K and subsequent SEC filings including reports on Form 8-K and Form 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof and are subject to change, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

3 What You Will Hear Today 1. Who we are 2. Where we have been 3. Where we are now 4. Where we are going

4 What You Will Hear Today 1. Who we are 2. Where we have been 3. Where we are now 4. Where we are going

POWR
Percentage
of
year-over-year
backlog growth
>750
employees
Focused on Operational Excellence
Strong
balance
sheet
$283 million
Trailing 12 month revenues
Headquarters:
Wake Forest, NC
$402
million
Record backlog
Record 1 st Quarter
revenues of $79.5 million
Who We Are
79%

6 Who We Are: Utility Focused Energy Efficiency Products/Services Utility Infrastructure Solutions Distributed Generation Systems

7 What You Will Hear Today 1. Who we are 2. Where we have been 3. Where we are now 4. Where we are going

8 Where We Have Been: Building and Growing our Business

9 What You Will Hear Today 1. Who we are 2. Where we have been 3. Where we are now 4. Where we are going

Where We Are Now: Solid Q1 Execution
• Revenues of $79.5 million (+50.6% y-o-y)
• Gross margin of 26.8% (DG: 38.6%, EE: 37.0%)
• GAAP EPS of $0.01
• Record backlog grows to $402 million (vs. $225 million at May 2014)
• $23.8 million in cash, $21.4 million in term debt and capital leases, nothing drawn on
$20 million revolving credit facility
• Operating margin continues to expand y-o-y

Recent Acquisitions Add Value: Solar
• + $140 M to backlog since mid-2014
- Includes $120M project w/large IOU
• Accretive to net income & EPS
• In-house turnkey EPC capability
• Strategic offering integrated into
microgrid solutions
Purchased
solar business for
$4M
in
June 2012

Recent Acquisitions Add Value:
Energy Efficiency Services
• Serve super-ESCOs with lighting,
mechanical, water and building
envelope solutions to deliver savings
• Added retail capability in 2014
• Opens new customer channels for DG
and LED lighting solutions
Paid ~$6M for EES
capabilities in
2013/14

Recent Acquisitions Add Value: Solais
• Significant sourcing and manufacturing
expertise
• Adding substantial efficiencies to
manufacturing of PowerSecure’s existing
LED solutions
• Gross margins have expanded >10pp
• Outstanding proprietary portfolio of LED
lamps and fixtures for C&I applications
• Superior light output, thermal management,
optics, light quality and aesthetics
Purchased Solais
lighting business
for $15 M
April 2013

Recent Acquisitions Add Value: Mission Critical
• Full turnkey electrical infrastructure,
design, implementation and
commissioning to data center owners
• Established market leader
• Speeds access to key data center
decision makers
• Nearly $9M in Q1 2015 revenues
Purchased for $13M
in
October 2014

15 What You Will Hear Today 1. Who we are 2. Where we have been 3. Where we are now 4. Where we are going

Where We Are Going: 2015 Focus Areas
1. Relentless pursuit of operational excellence in everything we do
2. Expand our operating margins to drive EPS in 2015 and beyond
3. Grow pipeline of opportunities for 2016 and convert them to backlog

17 Where We Are Going: Building and Growing our Business

18

DG: Hospital & Data Center Growth Drivers
• Focused hospital and data center
sales teams
• Proprietary PowerBlock solution
drivers higher ROI for customers
• 70% bi-fuel capability delivers
environmental & economic benefits
• 18-24 month sales cycle
• Mission critical acquisition expands
data center capabilities

Utility Infrastructure:
Direct Service to our Customers
• Full turnkey electrical infrastructure, design,
implementation & commissioning to data center owners
• T&D maintenance and construction
• Substation products and services
• Advanced metering and lighting installation
• Storm repair and restoration
• Utility engineering and design
• Regulatory consulting and rate design
• Cyber security & NERC-CIP compliance consulting
services

Energy Efficiency: LED Solutions
• Department store/high-end retail lighting
– Solais product line adds new customers
• Utility lighting
– Utilities and municipalities
– Energy and maintenance savings drive payback
– Opportunity: millions of lights across U.S.
• Grocery, drug, and convenience stores
– Best-in-class lights for freezer/refrigerated cases